EXHIBIT 10.1


                        FIRST AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------


      Amendment, dated as of the 24th day of July, 1998, by and among Michael Baker Corporation, a Pennsylvania corporation, Michael Baker Jr., Inc., a Pennsylvania corporation, Baker Environmental, Inc., a Pennsylvania corporation, Baker/MO Services, Inc., a Texas corporation, Baker Support Services, Inc., a Texas corporation, Baker/Mellon Stuart Construction, Inc., a Pennsylvania corporation, Baker Heavy & Highway, Inc., a Pennsylvania corporation, and Baker/OTS, Inc., a Delaware corporation (individually, a "Borrower" and collectively, jointly and severally the "Borrowers"), and Mellon Bank, N.A., a national banking association (the "Bank") ("First Amendment").

                                   WITNESSETH:

      WHEREAS, the Borrowers and the Bank entered into that certain Loan Agreement, dated as of June 12, 1997, by and among the Borrowers and the Bank (as amended from time to time, the "Agreement") pursuant to which the Bank has extended to the Borrowers a revolving credit loan facility in the original principal amount not to exceed Twenty-Five Million and 00/100 Dollars ($25,000,000.00); and

      WHEREAS, the Borrowers desire to extend the Expiry Date (as defined in the Agreement) for a period of one (1) year, and the Bank desires to permit such an extension pursuant to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. All capitalized terms used herein, which are defined in the Agreement, should have the same meaning herein as in the Agreement unless the context clearly indicates otherwise.

      2. The definition of "Expiry Date" in Section 1.01 of the Agreement is hereby deleted in its entirety and in its stead is inserted the following:

      "Expiry Date" shall mean May 31, 2001 or such earlier date on which the Revolving Credit Facility Commitment shall have been terminated pursuant to this Agreement.

      3. The Borrowers and Bank hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Agreement.

     4. The Borrowers hereby represent and warrant to Bank that (a) the Borrowers have the legal power and authority to execute and deliver this First Amendment; (b) the officers of each Borrower executing the First Amendment have
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been  duly  authorized  to  execute  and  deliver  same and bind the  respective
Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the performance and observance by the Borrowers of the provisions hereof and of the Agreement and all documents executed or to be
executed  therewith,   do  not  violate  or  conflict  with  the  organizational
agreements of any Borrower or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) this First Amendment, the Agreement and the documents executed or to be executed by the Borrowers in connection herewith or therewith constitute valid and binding obligations of the Borrowers in every respect, enforceable in accordance with their respective terms.

      5. Borrowers represent and warrant that no Event of Default (as defined in the Agreement) exists under the Agreement, nor will any occur as a result of the execution and delivery of this First Amendment or the performance or observance of any provision hereof.

      6. Each reference to the Agreement that is made in the Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Agreement as amended hereby.

      7. Except as amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. This First Amendment amends the Agreement and is not a novation thereof.

      8. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused the First Amendment to be duly executed as of the date first above written.

ATTEST:                             Michael Baker Corporation


By: /s/ H. James McKnight           By: /s/ J. Robert White
-------------------------           -----------------------
Print Name: H. James McKnight       Print Name: J. Robert White
-----------------------------       ---------------------------
Title: Senior Vice President        Title: Executive Vice President
----------------------------        -------------------------------


ATTEST:                             Michael Baker Jr., Inc.


By: /s/ H. James McKnight           By: /s/ J. Robert White
-------------------------           -----------------------
Print Name: H. James McKnight       Print Name: J. Robert White
-----------------------------       ---------------------------
Title: Senior Vice President        Title: Executive Vice President
----------------------------        -------------------------------

ATTEST:                             Baker Environmental, Inc.


By: /s/ H. James McKnight           By: /s/ J. Robert White
-------------------------           -----------------------
Print Name: H. James McKnight       Print Name: J. Robert White
-----------------------------       ---------------------------
Title: Senior Vice President        Title: Executive Vice President
----------------------------        -------------------------------


ATTEST:                             Baker/MO Services, Inc.


By: /s/ H. James McKnight           By: /s/ J. Robert White
-------------------------           -----------------------
Print Name: H. James McKnight       Print Name: J. Robert White
-----------------------------       ---------------------------
Title: Senior Vice President        Title: Executive Vice President
----------------------------        -------------------------------


ATTEST:                             Baker Support Services, Inc.


By: /s/ H. James McKnight           By: /s/ J. Robert White
-------------------------           -----------------------
Print Name: H. James McKnight       Print Name: J. Robert White
-----------------------------       ---------------------------
Title: Senior Vice President        Title: Executive Vice President
----------------------------        -------------------------------


ATTEST:                             Baker/Mellon Stuart Construction, Inc.


By: /s/ H. James McKnight           By: /s/ J. Robert White
-------------------------           -----------------------
Print Name: H. James McKnight       Print Name: J. Robert White
-----------------------------       ---------------------------
Title: Senior Vice President        Title: Executive Vice President
----------------------------        -------------------------------


ATTEST:                             Baker Heavy & Highway, Inc.


By: /s/ H. James McKnight           By: /s/ J. Robert White
-------------------------           -----------------------
Print Name: H. James McKnight       Print Name: J. Robert White
-----------------------------       ---------------------------
Title: Senior Vice President        Title: Executive Vice President
----------------------------        -------------------------------

ATTEST:                             Baker/OTS, Inc.


By: /s/ H. James McKnight           By: /s/ J. Robert White
-------------------------           -----------------------
Print Name: H. James McKnight       Print Name: J. Robert White
-----------------------------       ---------------------------
Title: Senior Vice President        Title: Executive Vice President
----------------------------        -------------------------------


                                    Mellon Bank, N.A.

                                    By: /s/ Mark Latterner
                                    ----------------------
                                    Title: Vice President
                                    ---------------------